EXHIBIT 99.1

Joint Filer Information

Name of Joint Filer:	HM Unitek Coinvest, LP

Address of Joint Filer:	c/o HM Capital Partners LLC
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Designated Filer:	Sector Performance Fund, LP
Date of Event Requiring Statement:	June 4, 2010
Relationship:	10% Owner
Issuer Name and Ticker Symbol:	UniTek Global Services, Inc. (BERL)
Signature:	HM Unitek Coinvest, LP

By: Sector Performance LLC, its general partner

By:	/s/ David W. Knickel

David W. Knickel

Vice President and Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:	SPF SBS LP

Address of Joint Filer:	c/o HM Capital Partners LLC
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Designated Filer:	Sector Performance Fund, LP
Date of Event Requiring Statement:	June 4, 2010
Relationship:	10% Owner
Issuer Name and Ticker Symbol:	UniTek Global Services, Inc. (BERL)
Signature:	SPF SBS LP

By: Sector Performance LLC, its general partner

By:	/s/ David W. Knickel

David W. Knickel

Vice President and Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:	Sector Performance GP, LP

Address of Joint Filer:	c/o HM Capital Partners LLC
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Designated Filer:	Sector Performance Fund, LP
Date of Event Requiring Statement:	June 4, 2010
Relationship:	10% Owner
Issuer Name and Ticker Symbol:	UniTek Global Services, Inc. (BERL)
Signature:	SECTOR PERFORMANCE GP, LP

By: Sector Performance LLC, its general partner

By:	/s/ David W. Knickel

David W. Knickel

Vice President and Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:	Sector Performance LLC

Address of Joint Filer:	c/o HM Capital Partners LLC
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Designated Filer:	Sector Performance Fund, LP
Date of Event Requiring Statement:	June 4, 2010
Relationship:	10% Owner
Issuer Name and Ticker Symbol:	UniTek Global Services, Inc. (BERL)
Signature:	SECTOR PERFORMANCE LLC

By:	/s/ David W. Knickel

David W. Knickel

Vice President and Chief Finanacial Officer